UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 28, 2007

Commission File Number of issuing entity:

333-131213-24

RALI Series 2006-QO8 Trust

_________________________________________________________________

(Exact name of issuing entity)

Commission File Number of depositor:

333-131213

Residential Accredit Loans, Inc.

_________________________________________________________________

(Exact name of depositor as specified in its charter)

Residential Funding Company, LLC

_________________________________________________________________

(Exact name of sponsor as specified in its charter)

DELAWARE	None
(State or other jurisdiction	(I.R.S. employer
of incorporation)	identification no.)

c/o 8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN	55437
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (952) 857-7000

_________________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8. Other Events.

On February 28, 2007, Residential Accredit Loans, Inc., as company, Residential Funding Company, LLC, as master servicer, and Deutsche Bank Trust Company Americas, as trustee, entered into Amendment No. 1 to the Series Supplement, dated as of October 30, 2006, to the Standard Terms of Pooling and Servicing Agreement, dated as of October 30, 2006, relating to the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QO8.

Item 9.	Financial Statements, Pro Forma Financial Information and Exhibits.

	(a)	Not applicable

	(b)	Not applicable

	(c)	Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

Sequentially
Exhibit	Numbered
Number	Exhibit Page

10.1

Amendment No. 1, dated as of February 28, 2007, amending the Pooling and Servicing Agreement among Residential Accredit Loans, Inc., as depositor, Residential Funding Company, LLC, as master servicer, and Deutsche Bank Trust Company Americas, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ACCREDIT LOANS, INC.

By: /s/ Heather Anderson
Name: Heather Anderson
Title: Vice President

Dated: February 28, 2007

Exhibit Index

Exhibit 10.1

Amendment No. 1, dated as of February 28, 2007, amending the Pooling and Servicing Agreement, among Residential Accredit Loans, Inc., as depositor, Residential Funding Company, LLC, as master servicer, and Deutsche Bank Trust Company Americas, as trustee.